UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

    Date of Report (Date of earliest event reported): May 27, 2008

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)

      Nevada                           000-21430              88-0296885
  (State or other
  jurisdiction of                     (Commission           (IRS Employer
   corporation) File Number) Identification No.)

         2901 Las Vegas Boulevard
             Las Vegas, Nevada                          89109
       (Address of principal office)                  (Zip code)

      Registrant's telephone number,                (702) 794-9237
            including area code


-------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         On May 27, 2008, Riviera Holdings Corporation (the "Company"), Riviera Operating Corporation ("ROC") and Riviera Black Hawk, Inc. ("RBH"), both wholly owned subsidiaries of the Company, entered into Salary Continuation Agreements (the "2008 Agreements") with two named executive officers and 59 other significant employees. The 2008 Agreements are effective upon the execution and delivery by each officer or employee and will expire on December 31, 2009.

As reported on Form 8-k, filed May 28, 2007, the Company, ROC and RBH, as applicable, had previously entered into Salary Continuation Agreements (the "2007 Agreements") with two executive officers and 56 significant employees. The 2007 Agreements will expire on December 31, 2008. The 2008 Agreements and the 2007 Agreements are substantially the same, other than certain RBH specific change in control provisions.

The 2008 Agreements entitle such officers and employees certain compensation and benefits if ROC or RBH, as applicable, terminates their employment without cause (a "Company Termination") within a specified time period after a change in control of the Company, as follows:

         (i) The Agreements ROC and the Company entered into with 53 significant ROC employees entitle 51 such employees to six months of base salary and health insurance benefits, subject to such employees' duty to mitigate by obtaining similar employment elsewhere, in the event of a Company Termination within 12 months after a change in control. Two employees are entitled to 12 months of base salary and 24 months of health insurance benefits in the event of a Company Termination within 24 months after a change in control of the Company, with no duty to mitigate. Substantially similar Agreements were also entered into with 7 RBH employees, which include in such Agreements' definition of a "change in control" the sale of RBH by the Company and/or ROC to a non-affiliate of either the Company or ROC.

         (ii) The Agreement ROC and the Company entered into with Tullio J. Marchionne, the Company's Secretary and General Counsel and ROC's Secretary and Executive Vice President, entitles Mr. Marchionne to 24 months of base salary and 24 months of health insurance benefits in the event of a Company Termination within 24 months after a change in control of the Company. The Agreement ROC and the Company entered into with Mr. Simons, the Company's Treasurer and CFO and ROC's Vice President of Finance, entitles Mr. Simons to 12 months of base salary and 24 months of health insurance benefits in the event of a Company Termination within 24 months after a change in control of the Company.


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(e)

Subsection (ii) of Item 1.01 is incorporated by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Date: May 30, 2008              RIVIERA HOLDINGS CORPORATION


                                             By: /s/ Tullio J. Marchionne
                                             Secretary and General Counsel